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                                                                   EXHIBIT 10.39

                                PLEDGE AGREEMENT

          This Pledge Agreement is made as of April 13, 2001 between IPG Photonics Corporation, a Delaware corporation ("Pledgee"), and John H. Dalton ("Pledgor").

                                    Recitals

          The Pledgee has agreed to make a loan to Pledgor in the amount of $150,000 in connection with the exercise of employee stock options and the ownership of such shares by Pledgor, which loan is evidenced by a promissory note from Pledgee in favor of Pledgor, dated the date hereof (the "Note").

          As a condition of making such a loan, Pledgee requires that the Pledgor pledges an aggregate of 75,000 shares of Common Stock of IPG Photonics Corporation now owned by Pledgor.

          NOW, THEREFORE, it is agreed as follows:

          A. Creation and Description of Pledge Interest. In consideration of the above loan by Pledgee to Pledgor, Pledgor, pursuant to the Massachusetts Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ___, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to Pledgee, who shall hold said certificate subject to the terms and conditions of this Pledge Agreement.

          The Collateral (together with an executed blank stock assignment for use in transferring title to all or a portion of the Shares to Pledgee if, as and when required pursuant to this Pledge Agreement) shall be held by the Pledgee as security for the repayment of the Note, and any extensions or renewals thereof, and neither the Pledgor nor Pledgee shall encumber or dispose of such Collateral except in accordance with the provisions of this Pledge Agreement.

          B. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Pledge Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

               1. Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

               2. Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

               3. Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any

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amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

          C. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

          D. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Pledge Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor and Pledgee shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Pledge Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

          E. Options and Rights. In the event that, during the term of this pledge, subscription options or other rights or options shall be issued in connection with the pledged Shares, such rights and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgee shall be immediately delivered to Pledgee, to be held under the terms of this Pledge Agreement in the same manner as the Shares pledged.

          F. Default. Pledgor shall be deemed to be in default of the Note and of this Pledge Agreement in the event:

               1. Payment of principal or interest on the Note shall be delinquent for a period of ten (10) days or more;

               2. Pledgor fails to perform any of the covenants set forth in this Pledge Agreement for a period of ten (10) days after written notice thereof from Pledgee; or

               3. Pledgor ceases to be an employee of Pledgee for the following reasons:

                    a. The Pledgee reasonably determines in its discretion that
               Pledgor has been materially negligent in the performance of, or materially fails to perform, Pledgor's duties, or has failed to comply with the reasonable and material directions of the Pledgee, provided that the Pledgee has given Pledgor written notice of the deficiencies in performance or failure to comply and Pledgor has failed within thirty (30) days after service of such notice to cure such deficiencies to the Pledgee's satisfaction; or


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                    b. The determination by the Pledgee in the exercise of its reasonable judgment that Pledgor has committed an act or acts constituting material dishonesty or fraud with respect to the Pledgee, or Pledgor has been convicted of, admits to, or enters a plea of nolo contendere to a felony or any crime involving moral turpitude; or

               4. In the event of Pledgor's termination of employment with the Company for any reason other than the following:

                    a. The assignment to Pledgor of any duties materially
               inconsistent (except in the nature of a promotion) with Pledgor's position in the Pledgee or a substantial adverse alteration in the nature of Pledgor's position or responsibilities or in the conditions of employment;

                    b. A reduction by the Pledgee in Pledgor's then-current
               salary or a material reduction in benefits;

                    c. A termination of employment with the Company without
               cause; or

               5. The declaration of or filing for bankruptcy or insolvency by the Maker.

          In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Massachusetts Uniform Commercial Code.

          G. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

          H. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee, which shall make specific reference to this Agreement.

          I. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining Collateral shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph G above.

          J. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against him, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become


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immediately due and payable, and Pledgee may proceed as provided in the case of default.

          K. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Pledge Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

          L. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Pledge Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

          M. Governing Law. This Pledge Agreement shall be interpreted and governed under the laws of the State of Massachusetts, without giving effect to choice of law principles thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the day and year first above written.


"PLEDGOR"                               By: /s/ John H. Dalton
                                            ------------------------------------
                                            John H. Dalton
                                        Address: 3710 University Ave., NW
                                                 Washington, DC 20016


"PLEDGEE"                               IPG PHOTONICS CORPORATION


                                        By: /s/ Valentin P. Gapontsev
                                            ------------------------------------
                                        Name: Valentin P. Gapontsev
                                        Title: CEO and Chairman of the Board


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                       FIRST AMENDMENT TO PLEDGE AGREEMENT

          This FIRST AMENDMENT TO PLEDGE AGREEMENT is made as of September 30, 2003 between IPG Photonics Corporation, a Delaware corporation ("Pledgee"), and John H. Dalton ("Pledgor").

                                    Recitals

          Pledgee has made a loan to Pledgor in the amount of $150,000 to purchase Common Stock of the Pledgee, which loan is evidenced by the Promissory Note from Pledgor in favor of Pledgee, dated as of April 13, 2001, which Promissory Note was amended and restated pursuant to the Amended and Restated Promissory Note, having a maturity date of December 31, 2004 (collectively, the "Note").

          Pledgor and Pledgee have agreed to modify the Note pursuant to the Non-Recourse Promissory Note, dated the date hereof, in the principal amount of $172,719 (the "Reissued Note"), which supersedes and replaces the Note.

          Pledgor and Pledgee have entered into a Pledge Agreement, dated as of April 13, 2001 (the "Pledge Agreement"), under which Pledgor pledged to Pledgee 75,000 shares of Common Stock of IPG Photonics Corporation owned by Pledgor. Plegdor and Pledgee have agreed to modify the Pledge Agreement in connection with the issuance of the Reissued Note.

          NOW, THEREFORE, it is agreed as follows:

          Except as expressly modified by this First Amendment to Pledge Agreement, the Pledge Agreement shall remain in full force and effect. All capitalized terms in this First Amendment to Pledge Agreement shall have the meanings given to them in the Pledge Agreement, unless otherwise defined herein.

          The first recital shall be replaced in its entirety as follows:

               The Pledgee has agreed to make a loan to Pledgor in the amount of $172,719 in connection with the exercise of employee stock options and the ownership of such shares by Pledgor, which loan is evidenced by the Non-Recourse Promissory Note from Pledgee in favor of Pledgor, dated September 30, 2003, in the principal amount of $172,719 (the "Note"), which supersedes and replaces the Promissory Note from Pledgor in favor of Pledgee, dated April 13, 2001, in the principal amount of $150,000, which Promissory Note was amended and restated pursuant to the Amended and Restated Promissory Note, dated April 13, 2001, in the principal amount of $150,000 and having a maturity date of December 31, 2004.

          Pledgor and Pledgee agree that all of the terms of the Pledge Agreement, as amended, shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

          This First Amendment to Pledge Agreement shall be interpreted and governed under the laws of the State of Massachusetts, without giving effect to choice of law principles thereof.

          IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Pledge Agreement as of the day and year first above written.


"PLEDGOR"                               By: /s/ John H. Dalton
                                            ------------------------------------
                                            John H. Dalton
                                        Address: 3710 University Ave., NW
                                                 Washington, DC 20016


"PLEDGEE"                               IPG PHOTONICS CORPORATION


                                        By: /s/ Timothy P.V. Mammen
                                            ------------------------------------
                                            Timothy P.V. Mammen


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